Exhibit 99.2

Equity One, Inc.
Supplemental Information Package
June 30, 2005
Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
June 30, 2005
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of June 30, 2005

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company ‘s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the period ended June 30, 2005 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — OPERATING RATIOS
As of June 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the six months ended		year ended
	Jun 30, 2005	Jun 30, 2004	Jun 30, 2005	Jun 30, 2004	Dec 31, 2004
Selected Operating Items:
Total rental revenue*	$64,890	$59,430	$127,567	$114,814	$239,087
Property operating expenses*	16,039	15,246	31,902	29,758	63,395
General & administrative expenses (G&A)*	4,370	3,809	8,710	7,261	16,601

Net income	$25,143	$18,535	$46,933	$37,222	$76,628
Net income per diluted share	0.34	0.26	0.63	0.55	1.37

Income from continuing operations	$12,960	$9,223	$25,866	$19,639	$43,048
Income from continuing operations per diluted share	0.18	0.13	0.35	0.28	0.61

Funds from operations (FFO)	$32,351	$28,347	$62,999	$55,246	$113,471
FFO per diluted share	0.43	0.40	0.85	0.78	1.58

Funds available for distribution (FAD)	$24,200	$23,011	$48,335	$45,864	$92,613
FAD per diluted share	0.32	0.32	0.65	0.64	1.29

Total dividends paid per share	$0.29	$0.28	$0.58	$0.56	$1.13

Operating Ratios:
Net operating income margin (see page 7)*	75.3%	74.3%	75.0%	74.1%	73.5%
Expense recovery ratio (expense recoveries/operating expenses)*	85.9%	77.7%	83.9%	79.2%	79.2%

EBITDA margin (see page 6)*	69.2%	68.0%	68.7%	67.9%	66.3%
EBITDA to interest coverage ratio*	3.5	3.4	3.5	3.5	3.4

G&A as % of total revenues*	6.6%	6.4%	6.7%	6.3%	6.9%
G&A as % of total assets (annualized)	0.87%	0.81%	0.86%	0.77%	0.83%

Dividend / FFO payout ratio	67.4%	70.0%	68.2%	71.8%	71.5%
FFO multiple (annualized if < 12 months)	13.2	11.3	13.4	11.6	15.0

Dividend / FAD payout ratio	90.6%	87.5%	89.2%	87.5%	87.6%
FAD multiple (annualized if < 12 months)	17.7	14.1	17.5	14.1	18.4

*	The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — DEBT RATIOS — QUARTERLY BREAKOUT
As of June 30, 2005
(in thousands, except per share data)

	As of

	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2005	Jun 30, 2004	Mar 31, 2004
Fixed rate debt	$701,513	$733,982	$742,317	$730,739	$747,741	$720,263
Fixed rate debt — swapped to variable rate	100,000	100,000	100,000	100,000	100,000	100,000
Variable rate debt — swapped to fixed rate	—	—	—	—	20,000	20,000
Variable rate debt — unhedged	184,161	144,763	147,000	64,000	71,616	30,879

Total debt*	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142

% Fixed rate debt	71.17%	74.99%	75.03%	81.67%	79.60%	82.68%
% Fixed rate debt — swapped to variable rate	10.15%	10.22%	10.11%	11.18%	10.65%	11.48%
% Variable rate debt — swapped to fixed rate	—	—	—	—	2.13%	2.30%
% Variable rate debt — unhedged	18.68%	14.79%	14.86%	7.15%	7.62%	3.54%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt — total	28.83%	25.01%	24.97%	18.33%	18.27%	15.02%

Secured mortgage debt	$454,203	$488,817	$495,056	$480,739	$497,741	$470,263
Unsecured debt	531,471	489,928	494,261	414,000	441,616	400,879

Total debt*	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142

% Secured mortgage debt	46.08%	49.94%	50.04%	53.73%	52.99%	53.98%
% Unsecured debt	53.92%	50.06%	49.96%	46.27%	47.01%	46.02%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$2,690,123	$2,515,416	$2,746,539	$2,321,138	$2,235,352	$2,242,810

% Secured mortgage debt	16.88%	19.43%	18.02%	20.71%	22.27%	20.97%
% Unsecured debt	19.76%	19.48%	18.00%	17.84%	19.76%	17.87%

Total debt : Total market capitalization	36.64%	38.91%	36.02%	38.55%	42.02%	38.84%

Weighted-average interest rate on secured mortgage debt	7.24%	7.26%	7.26%	7.22%	7.25%	7.40%
Weighted-average interest rate on senior unsecured notes**	5.08%	5.10%	5.12%	5.14%	5.16%	5.18%
Weighted-average interest rate on revolving credit facilities	3.69%	3.19%	2.80%	2.13%	2.05%	2.15%

Weighted-average maturity on mortgage debt	5.8 years	5.6 years	5.8 years	5.9 years	6.1 years	6.4 years
Weighted-average maturity on senior unsecured notes	3.3 years	3.5 years	3.7 years	3.9 years	4.2 years	4.5 years

*	excluding unamortized premium/discount

**	excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended June 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the six months ended		year ended
	Jun 30, 2005	Jun 30, 2004	Jun 30, 2005	Jun 30, 2004	Dec 31, 2004
Net income	$25,143	$18,535	$46,933	$38,774	$97,804
Minority interest*	46	188	96	403	689
Interest expense*	13,084	11,902	25,281	22,476	47,129
(Gain)/loss on disposal of income producing property	(3,757)	483	(5,372)	(1,552)	(22,176)
Amortization of deferred financing fees*	370	404	749	670	1,459
Rental property depreciation and amortization*	10,938	9,089	21,384	17,521	37,023

EBITDA*	$45,824	$40,601	$89,071	$78,292	$161,928

Interest expense*	$13,084	$11,902	$25,281	$22,476	$47,129

EBITDA : interest coverage ratio*	3.5	3.4	3.5	3.5	3.4

Revenue
Total rental revenue*	$64,890	$59,430	$127,567	$114,814	$239,087
Investment income	1,215	194	1,924	402	2,346
Other income	128	59	192	123	537

Total revenue*	$66,233	$59,683	$129,683	$115,339	$241,970

EBITDA margin (EBITDA/total revenue)*	69.2%	68.0%	68.7%	67.9%	66.9%

Total market capitalization (see page 8)	$2,690,123	$2,235,352	$2,690,123	$2,235,352	$2,746,539
Total market capitalization to EBITDA multiple*	14.7	13.8	15.1	14.3	17.0

*	The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended		Percent	For the six months ended		Percent
	Jun 30, 2005	Jun 30, 2004	Change	Jun 30, 2005	Jun 30, 2004	Change
Net operating income (1)
Total rental revenue	64,890	59,430	9.2%	127,567	114,814	11.1%
Property operating expenses (2)	16,039	15,246	5.2%	31,902	29,758	7.2%

Net operating income	48,851	44,184	10.6%	95,665	85,056	12.5%

NOI margin (NOI/total rental revenue)	75.3%	74.3%		75.0%	74.1%

Net operating income (NOI) from continuing operations
Total rental revenue	$47,972	$40,763	17.7%	$94,310	$80,084	17.8%
Property operating expenses (2)	12,041	10,788	11.6%	23,366	21,139	10.5%

Net operating income	$35,931	$29,975	19.9%	$70,944	$58,945	20.4%

NOI margin (NOI/total rental revenue)	74.9%	73.5%		75.2%	73.6%

Same property NOI (3)
Total rental revenue	$57,814	$53,224	8.6%	$106,031	$99,233	6.9%
Property operating expenses	16,435	15,804	4.0%	30,243	28,946	4.5%

Net operating income	$41,379	$37,420	10.6%	$75,788	$70,287	7.8%

Growth in same property NOI	10.6%			7.8%
Growth in same property NOI, excluding termination fees	4.4%			4.0%

Number of properties included in analysis	162			155
Same property occupancy	93.6%	94.3%		93.5%	94.3%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.

(2)	Net of intercompany expenses.

(3)	Excludes the effects of straight line rent, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION — QUARTERLY BREAKOUT
As of June 30, 2005
(in thousands, except per share data)

	As of
	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Closing market price of common stock	$22.70	$20.59	$23.73	$19.62	$18.08	$19.22
Dividend yield (based on current annualized dividend)	5.11%	5.63%	4.89%	5.71%	6.19%	5.83%
Dividends paid per share	$0.29	$0.29	$0.29	$0.28	$0.28	$0.28

Net book value per share (fully diluted, end of period)	$12.73	$12.64	$12.54	$12.35	$11.86	$11.87

Liquidity
Cash and cash equivalents	$—	$—	$5,122	$10,722	$5,814	$1,901

Revolving credit facilities
Gross potential available under current credit facilities	345,000	345,000	345,000	345,000	345,000	345,000
less: Outstanding balance	(179,387)	(144,763)	(147,000)	(64,000)	(80,541)	(50,879)
Holdback for letters of credit	(1,283)	(1,289)	(1,339)	(1,378)	(1,456)	(1,378)

Net potential available under credit facilities	$164,330	$198,948	$196,661	$279,622	$263,003	$292,743

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	74,029.497	73,561.218	72,904.922	72,069.799	70,241.851	69,580.460
Diluted common shares
Unvested restricted common shares	582.787	576.122	692.699	700.632	513.131	524.799
Walden Woods shares	93.656	93.656	93.656	93.656	93.656	93.656
IRT Partners operating partnership units	—	—	—	—	734.266	734.266
Common stock options (treasury method, closing price)	379.914	400.907	575.229	383.661	419.820	532.424

Fully diluted common shares	75,085.854	74,631.903	74,266.506	73,247.748	72,002.724	71,465.605

Total debt (excluding unamortized premium/discount)	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142
Cash and cash equivalents	—	—	(5,122)	(10,722)	(5,814)	(1,901)

Net debt	985,674	978,745	984,195	884,017	933,543	869,241
Equity market capitalization (fully diluted, end of period)	1,704,449	1,536,671	1,762,344	1,437,121	1,301,809	1,373,569

Total market capitalization	$2,690,123	$2,515,416	$2,746,539	$2,321,138	$2,235,352	$2,242,810

Net debt to total market capitalization	36.6%	38.9%	35.8%	38.1%	41.8%	38.8%

Gross real estate and securities investments	$2,044,861	$2,016,111	$2,006,266	$1,865,041	$1,885,082	$1,795,632

Net debt to gross real estate and securities investments	48.2%	48.5%	49.1%	47.4%	49.5%	48.4%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended		Percent	For the six months ended		Percent
	Jun 30, 2005	Jun 30, 2004	Change	Jun 30, 2005	Jun 30, 2004	Change
Rental revenue:
Minimum rents	$36,102	$32,225		$71,917	$61,974
Expense recoveries	9,950	7,996		19,356	16,366
Termination fees	1,598	292		1,727	361
Percentage rent	322	250		1,310	1,383

Total rental revenue	47,972	40,763	17.7%	94,310	80,084	17.8%

Costs and expenses:
Property operating expenses	12,041	10,788		23,366	21,139
Rental property depreciation and amortization	7,776	6,377		15,332	12,245
General and administrative expenses	4,365	3,806		8,701	7,255

Total costs and expenses	24,182	20,971	15.3%	47,399	40,639	16.6%

Income before other income and expenses, minority interest and discontinued operations	23,790	19,792		46,911	39,445
Other income and expenses:
Interest expense	(11,772)	(10,278)		(22,345)	(19,355)
Amortization of deferred financing fees	(355)	(367)		(720)	(597)
Investment income	1,215	194		1,924	402
Other income	128	59		192	123

Income before minority interest and discontinued operations	13,006	9,400		25,962	20,018
Minority interest	(46)	(177)		(96)	(379)

Income from continuing operations	12,960	9,223	40.5%	25,866	19,639	31.7%

Discontinued operations:
Income from rental properties sold or held for sale	8,426	9,806		15,695	17,607
Gain (loss) on disposal of income producing properties	3,757	(483)		5,372	1,552
Minority interest	—	(11)		—	(24)

Income from discontinued operations	12,183	9,312		21,067	19,135

Net income	$25,143	$18,535	35.7%	$46,933	$38,774	21.0%

Basic earnings per share
Income from continuing operations	$0.18	$0.13	38.5%	$0.35	$0.28	25.0%
Income from discontinued operations	0.16	0.14		0.29	0.28

Net income	$0.34	$0.27	25.9%	$0.64	$0.56	14.3%

Diluted earnings per share
Income from continuing operations	$0.18	$0.13	38.5%	$0.35	$0.28	25.0%
Income from discontinued operations	0.16	0.13		0.28	0.27

Net income	$0.34	$0.26	30.8%	$0.63	$0.55	14.5%

Weighted average shares outstanding
Basic	73,636	69,711		73,341	69,413

Diluted	74,656	71,419		74,377	71,211

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS — QUARTERLY BREAKOUT
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended
	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Rental revenue:
Minimum rents	$36,102	$35,815	$35,340	$32,593	$32,225	$29,776
Expense recoveries	9,950	9,406	9,540	9,294	7,996	8,371
Termination fees	1,598	129	2,896	136	289	46
Percentage rent	322	988	40	240	250	1,133

Total rental revenue	47,972	46,338	47,816	42,263	40,760	39,326

Costs and expenses:
Property operating expenses	12,041	11,325	12,144	11,490	10,788	10,351
Rental property depreciation and amortization	7,776	7,556	7,450	6,539	6,377	5,868
General and administrative expenses	4,365	4,336	5,612	3,718	3,806	3,450

Total costs and expenses	24,182	23,217	25,206	21,747	20,971	19,669

Income before other income and expenses, minority interest and discontinued operations	23,790	23,121	22,610	20,516	19,789	19,657
Other income and expenses:
Interest expense	(11,772)	(10,573)	(10,616)	(10,524)	(10,278)	(9,078)
Amortization of deferred financing fees	(355)	(365)	(369)	(370)	(367)	(230)
Investment income	1,215	709	734	1,210	194	208
Other income	128	64	241	174	59	64

Income before minority interest and discontinued operations	13,006	12,956	12,600	11,006	9,397	10,621
Minority interest	(46)	(50)	(47)	(150)	(177)	(202)

Income from continuing operations	12,960	12,906	12,553	10,856	9,220	10,419

Discontinued operations:
Income from rental properties sold or held for sale	8,426	7,269	7,368	7,719	9,809	7,798
Gain (loss) on disposal of income producing properties	3,757	1,615	8,409	12,215	(483)	2,035
Minority interest	—	—	—	(89)	(11)	(13)

Income from discontinued operations	12,183	8,884	15,777	19,845	9,315	9,820

Net income	$25,143	$21,790	$28,330	$30,701	$18,535	$20,239

Basic earnings per share
Income from continuing operations	$0.18	$0.17	$0.17	$0.15	$0.13	$0.15
Income from discontinued operations	0.16	0.13	0.22	0.28	0.14	0.14

Net income	$0.34	$0.30	$0.39	$0.43	$0.27	$0.29

Diluted earnings per share
Income from continuing operations	$0.18	$0.17	$0.18	$0.15	$0.13	$0.15
Income from discontinued operations	0.16	0.12	0.21	0.28	0.13	0.14

Net income	$0.34	$0.29	$0.39	$0.43	$0.26	$0.29

Weighted average shares outstanding
Basic	73,636	73,043	72,315	70,626	69,711	69,115

Diluted	74,656	74,193	73,616	72,327	71,419	71,021

Note: All prior period figures have been restated to reflect the effects of reporting for discontinued operations.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended					For the six months ended
	Jun 30, 2005					Jun 30, 2005
	As	Discontinued Operations			Pre SFAS	As	Discontinued Operations			Pre SFAS
	Reported	Total	Held for Sale	Sold	No. 144	Reported	Total	Held for Sale	Sold	No. 144

Rental revenue:
Minimum rents	$36,102	$11,958	$11,970	$(12)	$48,060	$71,917	$24,234	$23,817	$417	$96,151
Expense recoveries	9,950	3,834	3,871	(37)	13,784	19,356	7,413	7,316	97	26,769
Termination fees	1,598	1,114	1,114	—	2,712	1,727	1,453	1,453	—	3,180
Percentage rent	322	12	12	—	334	1,310	157	153	4	1,467

Total rental revenue	47,972	16,918	16,967	(49)	64,890	94,310	33,257	32,739	518	127,567

Costs and expenses:
Property operating expenses	12,041	3,998	4,024	(26)	16,039	23,366	8,536	8,297	239	31,902
Rental property depreciation and amortization	7,776	3,162	3,139	23	10,938	15,332	6,052	5,951	101	21,384
General and administrative expenses	4,365	5	5	—	4,370	8,701	9	9	—	8,710

Total costs and expenses	24,182	7,165	7,168	(3)	31,347	47,399	14,597	14,257	340	61,996

Income before other income and expenses, minority interest and discontinued operations	23,790	9,753	9,799	(46)	33,543	46,911	18,660	18,482	178	65,571
Other income and expenses:
Interest expense	(11,772)	(1,312)	(1,305)	(7)	(13,084)	(22,345)	(2,936)	(2,808)	(128)	(25,281)
Amortization of deferred financing fees	(355)	(15)	(15)	—	(370)	(720)	(29)	(29)	—	(749)
Investment income	1,215	—	—	—	1,215	1,924	—	—	—	1,924
Other income	128	—	—	—	128	192	—	—	—	192

Income before minority interest and discontinued operations	13,006	8,426	8,479	(53)	21,432	25,962	15,695	15,645	50	41,657
Minority interest	(46)	—	—	—	(46)	(96)	—	—	—	(96)

Income from continuing operations	12,960	8,426	8,479	(53)	21,386	25,866	15,695	15,645	50	41,561

Discontinued operations:
Income from rental properties sold or held for sale	8,426	(8,426)	(8,479)	53	—	15,695	(15,695)	(15,645)	(50)	—
Gain on disposal of income producing properties	3,757	—	—	—	3,757	5,372	—	—	—	5,372
Minority interest	—	—	—	—	—	—	—	—	—	—

Income from discontinued operations	12,183	(8,426)	(8,479)	53	3,757	21,067	(15,695)	(15,645)	(50)	5,372

Net income	$25,143	$—	$—	$—	$25,143	$46,933	$—	$—	$—	$46,933

Note:	The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended					For the six months ended
	Jun 30, 2004					Jun 30, 2004
	As	Discontinued Operations			Pre SFAS	As	Discontinued Operations			Pre SFAS
	Reported	Total	Held for Sale	Sold	No. 144	Reported	Total	Held for Sale	Sold	No. 144

Rental revenue:
Minimum rents	$32,225	$13,798	$11,375	$2,423	$46,023	$61,974	$26,226	$21,324	$4,902	$88,200
Expense recoveries	7,996	3,846	3,452	394	11,842	16,366	7,210	6,229	981	23,576
Termination fees	292	814	28	786	1,106	361	840	44	796	1,201
Percentage rent	250	209	35	174	459	1,383	454	234	220	1,837

Total rental revenue	40,763	18,667	14,890	3,777	59,430	80,084	34,730	27,831	6,899	114,814

Costs and expenses:
Property operating expenses	10,788	4,458	3,851	607	15,246	21,139	8,619	7,253	1,366	29,758
Rental property depreciation and amortization	6,377	2,712	2,362	350	9,089	12,245	5,276	4,531	745	17,521
General and administrative expenses	3,806	3	3	—	3,809	7,255	6	6	—	7,261

Total costs and expenses	20,971	7,173	6,216	957	28,144	40,639	13,901	11,790	2,111	54,540

Income before other income and expenses, minority interest and discontinued operations	19,792	11,494	8,674	2,820	31,286	39,445	20,829	16,041	4,788	60,274
Other income and expenses:
Interest expense	(10,278)	(1,624)	(1,255)	(369)	(11,902)	(19,355)	(3,121)	(2,381)	(740)	(22,476)
Amortization of deferred financing fees	(367)	(37)	(7)	(30)	(404)	(597)	(73)	(13)	(60)	(670)
Investment income	194	—	—	—	194	402	—	—	—	402
Other income	59	—	—	—	59	123	—	—	—	123
Equity in loss of joint ventures	—	(27)	—	(27)	(27)	—	(28)	—	(28)	(28)

Income before minority interest and discontinued operations	9,400	9,806	7,412	2,394	19,206	20,018	17,607	13,647	3,960	37,625
Minority interest	(177)	(11)	—	(11)	(188)	(379)	(24)	—	(24)	(403)

Income from continuing operations	9,223	9,795	7,412	2,383	19,018	19,639	17,583	13,647	3,936	37,222

Discontinued operations:
Income from rental properties sold or held for sale	9,806	(9,806)	(7,412)	(2,394)	—	17,607	(17,607)	(13,647)	(3,960)	—
Gain on disposal of income producing properties	(483)	—	—	—	(483)	1,552	—	—	—	1,552
Minority interest	(11)	11	—	11	—	(24)	24	—	24	—

Income from discontinued operations	9,312	(9,795)	(7,412)	(2,383)	(483)	19,135	(17,583)	(13,647)	(3,936)	1,552

Net income	$18,535	$—	$—	$—	$18,535	$38,774	$—	$—	$—	$38,774

Note:	The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended June 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the six months ended		year ended
	Jun 30, 2005	Jun 30, 2004	Jun 30, 2005	Jun 30, 2004	Dec 31, 2004
Net income	$25,143	$18,535	$46,933	$38,774	$97,804
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,938	9,089	21,384	17,521	37,023
Gain on disposal of income producing properties	(3,757)	483	(5,372)	(1,552)	(22,176)
Minority interest	27	174	54	373	623
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	66	—	130	197

Funds from operations	$32,351	$28,347	$62,999	$55,246	$113,471

Increase	14.1%		14.0%

Earnings per diluted share*	$0.34	$0.26	$0.63	$0.55	$1.37
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.13	0.29	0.25	0.52
Gain on disposal of income producing properties	(0.05)	0.01	(0.07)	(0.02)	(0.31)
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	—	—	—	—

Funds from operations per diluted share	$0.43	$0.40	$0.85	$0.78	$1.58

Increase	7.5%		9.0%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS — QUARTERLY BREAKOUT
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended
	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Net income	$25,143	$21,790	$28,330	$30,701	$18,535	$20,239
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,938	10,446	10,226	9,276	9,089	8,432
(Gain) loss on disposal of income producing properties	(3,757)	(1,615)	(8,409)	(12,215)	483	(2,035)
Minority interest	27	28	27	223	174	199
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	—	—	65	66	65

Funds from operations	$32,351	$30,649	$30,174	$28,050	$28,347	$26,900

Sequential increase (decrease)	5.6%	1.6%	7.6%	(1.0%)	5.4%

Earnings per diluted share*	$0.34	$0.29	$0.39	$0.43	$0.26	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.14	0.14	0.13	0.13	0.12
(Gain) loss on disposal of income producing properties	(0.05)	(0.02)	(0.12)	(0.17)	0.01	(0.03)
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	—	—	—	—	—

Funds from operations per diluted share	$0.43	$0.41	$0.41	$0.39	$0.40	$0.38

Sequential increase (decrease)	4.9%	—	5.1%	(2.5%)	5.3%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended June 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the six months ended		year ended
	Jun 30, 2005	Jun 30, 2004	Jun 30, 2005	Jun 30, 2004	Dec 31, 2004
Funds from operations	$32,351	$28,347	$63,000	$55,247	$113,471

Adjust for certain non-cash items:
Amortization of deferred financing fees	370	404	749	670	1,459
Amortization of above/below market rent intangibles	(364)	(15)	(512)	(17)	(192)
Amortization of restricted stock	1,466	1,378	2,952	2,550	5,163
Straight line rents	(1,086)	(1,070)	(2,353)	(1,614)	(3,835)
Capitalized interest	(790)	(720)	(1,423)	(1,532)	(3,204)
Amortization of debt premium/discount	(1,335)	(1,247)	(2,621)	(2,462)	(4,958)

Total non-cash items	(1,739)	(1,270)	(3,208)	(2,405)	(5,567)

Adjust for recurring capital expenditures:
Tenant improvements	(2,374)	(409)	(2,739)	(639)	(1,504)
Leasing commissions and costs	(881)	(967)	(2,392)	(1,136)	(2,744)
Other capital expenditures	(502)	(285)	(916)	(526)	(1,236)

Total recurring capital expenditures	(3,757)	(1,661)	(6,047)	(2,301)	(5,484)

Funds available for distribution before debt payments	26,855	25,416	53,745	50,541	102,420
Scheduled debt payments	(2,655)	(2,405)	(5,410)	(4,677)	(9,807)

Funds available for distribution	$24,200	$23,011	$48,335	$45,864	$92,613

Increase	5.2%		5.4%

Funds available for distribution per diluted share	$0.32	$0.32	$0.65	$0.64	$1.29

Increase	—		1.6%

Cash dividends	$21,575	$19,725	$43,001	$39,355	$80,903

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION — QUARTERLY BREAKOUT
For the quarter ended June 30, 2005
(in thousands, except per share data)

	For the three months ended
	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Funds from operations	$32,351	$30,649	$30,174	$28,050	$28,347	$26,900

Adjust for certain non-cash items:
Amortization of deferred financing fees	370	379	381	409	404	266
Amortization of above/below market rent intangibles	(364)	(148)	(127)	(48)	(15)	(2)
Amortization of restricted stock	1,466	1,486	1,363	1,368	1,378	1,172
Straight line rents	(1,086)	(1,267)	(1,120)	(1,100)	(1,070)	(544)
Capitalized interest	(790)	(633)	(996)	(676)	(720)	(812)
Amortization of debt premium/discount	(1,335)	(1,286)	(1,265)	(1,230)	(1,247)	(1,215)

Total non-cash items	(1,739)	(1,469)	(1,764)	(1,277)	(1,270)	(1,135)

Adjust for recurring capital expenditures:
Tenant improvements	(2,374)	(365)	(570)	(295)	(409)	(230)
Leasing commissions and costs	(881)	(1,511)	(737)	(871)	(967)	(169)
Other capital expenditures	(502)	(414)	(305)	(405)	(285)	(241)

Total recurring capital expenditures	(3,757)	(2,290)	(1,612)	(1,571)	(1,661)	(640)

Funds available for distribution before debt payments	26,855	26,890	26,798	25,202	25,416	25,125
Scheduled debt payments	(2,655)	(2,755)	(2,600)	(2,514)	(2,405)	(2,272)

Funds available for distribution	$24,200	$24,135	$24,198	$22,688	$23,011	$22,853

Sequential increase (decrease)	0.0%	(0.3%)	6.7%	(1.4%)	0.7%

Funds available for distribution per diluted share	$0.32	$0.33	$0.33	$0.31	$0.32	$0.32

Sequential increase (decrease)	(3.0%)	—	6.5%	(3.1%)	—

Cash dividends	$21,575	$21,426	$21,276	$20,272	$19,725	$19,630

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	As of
	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Assets
Properties
Income producing	$1,488,652	$1,911,819	$1,915,216	$1,777,783	$1,780,145	$1,740,063
Less: accumulated depreciation	(86,123)	(104,718)	(95,934)	(86,871)	(78,492)	(74,485)

Rental property	1,402,529	1,807,101	1,819,282	1,690,912	1,701,653	1,665,578
Construction in progress and land held for development	52,818	50,026	41,759	44,652	38,803	54,338
Property held for sale	432,936	9,199	12,646	12,232	44,185	1,231

Properties, net	1,888,283	1,866,326	1,873,687	1,747,796	1,784,641	1,721,147

Cash and cash equivalents	—	—	5,122	1,988	—	17
Cash held in escrow	—	—	—	8,734	5,814	1,884
Accounts and other receivables, net	12,643	10,204	15,699	12,135	9,403	8,919
Securities	52,303	44,593	35,756	29,405	18,287	—
Goodwill	13,807	13,807	14,020	14,184	14,477	14,578
Other assets	48,333	57,719	48,008	61,014	46,958	45,554

Total	$2,015,369	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$454,203	$488,817	$495,056	$480,739	$497,741	$470,263
Unsecured revolving credit facilities	179,387	144,763	147,000	64,000	80,541	50,879
Unsecured senior notes payable	347,310	345,165	347,261	350,000	350,000	350,000
Payable for securities	4,774	—	—	—	11,075	—

Total debt	985,674	978,745	989,317	894,739	939,357	871,142
Unamortized premium/discount on notes payable	18,984	20,318	21,603	20,354	21,585	23,894

Total notes payable	1,004,658	999,063	1,010,920	915,093	960,942	895,036

Accounts payable and other liabilities	53,446	48,787	48,587	54,521	52,192	36,639

Total liabilities	1,058,104	1,047,850	1,059,507	969,614	1,013,134	931,675

Minority interest	1,437	1,417	1,397	1,388	12,400	12,444

Stockholders’ equity	955,828	943,382	931,388	904,254	854,046	847,980

Total	$2,015,369	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of June 30, 2005
(in thousands)

	Maturity		Jun 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Mortgage debt
Lantana Village	03/15/05	6.950%	$—	$3,512	NA
Elmwood Oaks	06/01/05	8.375%	—	7,500	NA
Benchmark Crossing (2)	08/01/05	9.250%	—	3,226	NA
Sterling Plaza (2)	09/01/05	8.750%	—	3,874	NA
Woodruff (2)	09/10/05	7.580%	—	2,969	NA
Townsend Square (2)	10/01/05	8.500%	—	4,768	NA
Green Oaks (2)	11/01/05	8.375%	—	2,937	NA
Melbourne Plaza (2)	11/01/05	8.375%	—	1,698	NA
Walden Woods	08/01/06	7.875%	2,212	2,272	0.22%
Big Curve (3)	10/01/06	9.190%	—	5,310	NA
Highland Square	12/01/06	8.870%	3,900	3,951	0.39%
Park Northern	12/01/06	8.370%	2,128	2,182	0.21%
Crossroads Square	12/01/06	8.440%	12,226	12,324	1.22%
Rosemeade	12/01/07	8.295%	3,070	3,109	0.31%
Colony Plaza	01/01/08	7.540%	2,954	2,976	0.29%
Parkwood	01/01/08	7.280%	6,063	6,110	0.60%
Richwood	01/01/08	7.280%	3,123	3,147	0.31%
Commonwealth	02/15/08	7.000%	2,574	2,636	0.26%
Mariners Crossing	03/01/08	7.080%	3,306	3,332	0.33%
Pine Island/Ridge Plaza	07/01/08	6.910%	24,390	24,582	2.43%
Forestwood	01/01/09	5.070%	7,045	7,128	0.70%
Shoppes of North Port	02/08/09	6.650%	3,956	4,008	0.39%
Prosperity Centre	03/01/09	7.875%	5,827	6,022	0.58%
Shoppes of Ibis	09/01/09	6.730%	5,594	5,687	0.56%
Tamarac Town Square	10/01/09	9.190%	6,076	6,122	0.60%
Park Promenade	02/01/10	8.100%	6,207	6,241	0.62%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of June 30, 2005
(in thousands)

	Maturity		Jun 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Skipper Palms	03/01/10	8.625%	$3,510	$3,526	0.35%
Jonathan’s Landing	05/01/10	8.050%	2,850	2,868	0.28%
Bluff’s Square	06/01/10	8.740%	9,959	10,005	0.99%
Kirkman Shoppes	06/01/10	8.740%	9,405	9,448	0.94%
Ross Plaza	06/01/10	8.740%	6,559	6,589	0.65%
Boynton Plaza	07/01/10	8.030%	7,384	7,423	0.73%
Pointe Royale	07/15/10	7.950%	4,153	4,284	0.41%
Westgate	07/31/10	4.880%	29,393	29,625	2.93%
Shops at Skylake	08/01/10	7.650%	14,074	14,266	1.40%
Parkwest Crossing	09/01/10	8.100%	4,660	4,684	0.46%
Spalding Village	09/01/10	8.190%	10,068	10,231	1.00%
Minyards	11/01/10	8.320%	2,453	2,473	0.24%
Charlotte Square	02/01/11	9.190%	3,515	3,550	0.35%
Forest Village	04/01/11	7.270%	4,415	4,441	0.44%
Boca Village	05/01/11	7.200%	8,163	8,211	0.81%
MacLand Pointe	05/01/11	7.250%	5,765	5,798	0.57%
Pine Ridge Square	05/01/11	7.020%	7,229	7,273	0.72%
Sawgrass Promenade	05/01/11	7.200%	8,163	8,211	0.81%
Presidential Markets	06/01/11	7.650%	27,016	27,159	2.69%
Lake Mary	11/01/11	7.250%	24,147	24,282	2.40%
Lake St. Charles	11/01/11	7.130%	3,812	3,833	0.38%
Belfair Towne Village	12/01/11	7.320%	11,092	11,197	1.10%
Marco Town Center	01/01/12	6.700%	8,496	8,578	0.85%
Riverside Square	03/01/12	9.190%	7,532	7,589	0.75%
Sparkleberry Square (4)	11/30/12	6.170%	6,591	6,655	0.66%
Cashmere	11/01/12	5.880%	5,087	5,141	0.51%
Eastwood	11/01/12	5.880%	6,062	6,126	0.60%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of June 30, 2005
(in thousands)

	Maturity		Jun 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Meadows	11/01/12	5.870%	$6,371	$6,438	0.63%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.75%
Summerlin Square	02/01/14	6.750%	3,477	3,622	0.35%
Bird Ludlum	02/15/15	7.680%	9,369	9,690	0.93%
Treasure Coast	04/01/15	8.000%	4,388	4,532	0.44%
Shoppes of Silverlakes	07/01/15	7.750%	2,545	2,627	0.25%
Medford	02/01/16	8.690%	5,362	5,512	0.53%
Swampscott	02/01/16	8.690%	2,330	2,395	0.23%
Plymouth	02/01/16	8.690%	3,919	4,029	0.39%
Grassland Crossing	12/01/16	7.870%	5,744	5,827	0.57%
Mableton Crossing	08/15/18	6.850%	4,012	4,062	0.40%
Sparkleberry Square (4)	06/30/20	6.750%	7,770	7,918	0.77%
BridgeMill	05/05/21	7.940%	9,309	9,395	0.93%
Westport Plaza	08/24/23	7.490%	4,830	4,876	0.48%
Chastain Square	02/28/24	6.500%	3,770	3,821	0.38%
Daniel Village	02/28/24	6.500%	4,121	4,177	0.41%
Douglas Commons	02/28/24	6.500%	4,910	4,976	0.49%
Fairview Oaks	02/28/24	6.500%	4,647	4,710	0.46%
Madison Centre	02/28/24	6.500%	3,770	3,821	0.38%
Paulding Commons	02/28/24	6.500%	6,401	6,487	0.64%
Siegen Village	02/28/24	6.500%	4,165	4,221	0.41%
Wesley Chapel Crossing	02/28/24	6.500%	3,289	3,332	0.33%

Total mortgage debt (66 loans)	5.8 years	7.240%	454,203	495,056	45.21%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	11,809	12,721	1.18%

Total mortgage debt (including net interest premium/discount)			$466,012	$507,777	46.39%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of June 30, 2005
(in thousands)

	Maturity		Jun 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$50,000	$50,000	4.98%
7.25% senior notes	08/15/07	7.250%	75,000	75,000	7.47%
3.875% senior notes (5)	04/15/09	3.875%	200,000	200,000	19.91%
Fair value of interest rate swap	04/15/09	6-month Libor + 0.4375%	(2,690)	(2,739)	-0.27%
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.49%

Total unsecured senior notes payable	3.3 years	5.080%	347,310	347,261	34.57%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	7,175	8,882	0.71%

Total unsecured senior notes payable (including net interest premium/discount)			$354,485	$356,143	35.28%

Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06	3.690%	178,500	147,000	17.77%
$5MM City National Bank Unsecured	11/11/05	4.340%	887	—	0.09%

Total revolving credit facilities			$179,387	$147,000	17.86%

Payable for securities			$4,774	$—	0.48%

Total debt			985,674	989,317	98.11%
Net interest premium/discount			18,984	21,603	1.89%

Total debt (including net interest premium/discount)			$1,004,658	$1,010,920	100.00%

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Positive)	Baa3 (Stable)
S&P			BBB- (Stable)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT MATURITIES
As of June 30, 2005
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments (6)	Credit Facilities (6)	Notes (7)	Total	debt maturing
2005	$5,206	$—	$5,661	$—	$10,867	1.1%
2006	10,957	19,699	178,500	50,000	259,156	26.2%
2007	11,252	2,864	—	75,000	89,116	9.0%
2008	11,391	40,104	—	—	51,495	5.2%
2009	11,125	24,332	—	200,000	235,457	23.8%
2010	10,224	98,471	—	—	108,695	11.0%
2011	8,490	93,433	—	—	101,923	10.3%
2012	7,324	40,056	—	25,000	72,380	7.3%
2013	7,020	—	—	—	7,020	0.7%
2014	7,110	—	—	—	7,110	0.7%
Thereafter	35,130	10,015	—	—	45,145	4.6%

Total	$125,229	$328,974	$184,161	$350,000	$988,364	100.0%

(1)	The rate in effect on June 30, 2005.

(2)	These loans have been paid off prior to the stated maturity without incurring any pre-payment penalties.

(3)	This loan was assumed by the buyer in connection with the sale of this property.

(4)	The Sparkleberry property is encumbered by two separate mortgages.

(5)	$100M of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(6)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available. Includes amounts payable for securities.

(7)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
ALABAMA (2)

	Madison Centre	Madison	1997	64,837	100.0%	13	0	37,912		Publix (6/1/2017)	Rite Aid	$9.72

	West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	96.9%	7	2	44,000		Winn-Dixie (7/19/2015)	Rite Aid	7.00

TOTAL SHOPPING CENTERS ALABAMA (2)				129,215	98.5%	20	2	81,912	0			$8.38

ARIZONA (1)

**	Park Northern	Phoenix	1982 / 1996	126,852	83.3%	20	5	51,511		Safeway (5/31/2008)	Chuck E Cheese, Life Skills Center	6.76

TOTAL SHOPPING CENTERS ARIZONA (1)				126,852	83.3%	20	5	51,511	0			$6.76

FLORIDA (77)

North Florida (13)

	Atlantic Village	Atlantic Beach	1984 / 1998	100,559	97.9%	24	1	39,795		Publix (10/31/2008)	JoAnn Fabrics, Dollar Tree	10.39

	Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	7.76

	Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997		Winn-Dixie/Save Rite (2/28/2018)		8.41

	Forest Village	Tallahassee	2000	71,526	93.9%	14	3	37,866		Publix (4/30/2020)		10.52

	Ft. Caroline	Jacksonville	1985 / 1995	74,546	82.3%	10	3	45,500		Winn-Dixie (5/31/2015)		7.44

	Mandarin Landing	Jacksonville	1976 / 2000	141,565	90.4%	34	3	34,400		Publix (2/14/2007)	Office Depot	10.05

	Medical & Merchants	Jacksonville	1993	152,761	97.9%	15	2	55,999		Publix (2/10/2013)	Memorial Health Group, Blockbuster	12.08

	Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix (9/30/2014)	Movie Gallery	9.53

	Monument Point	Jacksonville	1985 / 1997	75,128	98.0%	11	1	46,772		Winn-Dixie (3/27/2010)	CVS Pharmacy	6.61

	Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix (3/11/2010)	Beall’s	7.12

**	Parkmore Plaza	Milton	1986	159,067	79.4%	12	2				Bealls, Big Lots	4.52

**	Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld (12/31/2009)		4.52

	South Beach	Jacksonville Beach	1990, 1991	289,964	95.3%	44	7	29,000		Food Lion (3/31/2010)	Home Depot, Stein Mart, Bealls	9.64

Central Florida (11)

	Alafaya Commons	Orlando	1987	123,133	99.2%	28	1	54,230		Publix (11/30/2007)	Blockbuster	11.88

	Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix (4/30/2022)		11.73

	Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix (11/1/2017)		11.43

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
**	Eustis Square	Eustis	1983 / 1997 / 2004	126,791	90.2%	20	7	15,872		Save-a-Lot (5/31/2013)	Accent Marketing, Goodwill	$5.78

	Hunters Creek	Orlando	1998	68,032	100.0%	9	0	51,255		Winn-Dixie (9/23/2018)		10.92

	Kirkman Shoppes	Orlando	1973	88,820	86.1%	28	2					18.12

	Lake Mary	Orlando	1988 / 2001	342,384	99.0%	67	19	63,139		Albertsons (6/30/2012)	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	11.40

	Park Promenade	Orlando	1987 / 2000	125,818	94.7%	24	2	55,000		Publix* (2/9/2007)	Orange County Library, Blockbuster, Goodwill	9.04

	Town & Country	Kissimmee	1993	72,043	98.3%	12	1	52,883		Albertsons (10/31/2018)		7.32

	Unigold	Winter Park	1987	117,527	100.0%	25	0	52,500		Winn-Dixie (4/30/2007)	Blockbuster, Lifestyle Family Fitness	11.15

	Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	1				Dollar Tree, Aaron Rents, Dollar General	6.71

Florida West Coast (17)

	Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	93.9%	19	5	52,610		Publix (11/30/2021)	Bealls Outlet, West Marine	9.65

	Carrollwood	Tampa	1970 / 2002	94,203	89.8%	29	7	27,887		Publix (11/30/2022)	Floors Today	12.24

	Charlotte Square	Port Charlotte	1980	96,188	95.0%	22	4	44,024		Publix* (1/31/2011)	Pet Supermarket	7.89

	Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix (5/27/2012)	CVS Pharmacy	11.17

	Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n’ Karry (6/30/2019)		9.84

	Lutz Lake	Lutz	2002	64,985	97.8%	14	1	44,270		Publix (5/31/2022)		13.66

	Marco Town Center	Marco Island	2001	109,830	98.2%	41	2	27,887		Publix (1/31/2018)	West Marine	17.49

	Mariners Crossing	Spring Hill	1989 / 1999	85,507	98.5%	14	2	48,315		Kash n’ Karry (8/15/2020)		8.38

	Pavilion	Naples	1982	167,745	90.7%	37	5	50,795		Publix (2/28/2013)	Pavillion 6 Theatre, Anthony’s	14.43

	Regency Crossing	Port Richey	1986 / 2001	85,864	83.5%	14	11	44,270		Publix (2/28/2021)		10.47

	Ross Plaza	Tampa	1984 / 1996	85,359	93.6%	17	2				Ross Dress for Less, Laminate Kingdom	9.93

	Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix (9/25/2011)		9.84

	Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix (12/11/2011)	Bealls Outlet	9.99

	Skipper Palms	Tampa	1984	88,000	89.3%	14	3	53,440		Winn-Dixie (5/31/2016)		8.56

	Summerlin Square	Fort Myers	1986 / 1998	109,156	89.4%	20	8	45,500		Winn-Dixie (6/4/2006)	CVS Pharmacy, West Marine	9.98

	Venice Plaza	Venice	1971/ 1979 / 1999	148,779	84.2%	14	2	42,582		Kash n’ Karry (9/30/2018)	TJ Maxx, Blockbuster	5.51

	Venice Shopping Center	Venice	1968 / 2000	111,934	91.4%	13	2	44,271		Publix (12/31/2026)	Beall’s Outlet, Dollar Tree, Wachovia Bank	5.12

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Florida Treasure Coast (8)

Bluffs Square	Jupiter	1986	132,395	99.5%	47	1	39,795		Publix (10/22/2006)	Walgreens	$12.12

Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons (4/30/2025)		8.35

Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	20.03

New Smyrna Beach	New Smyrna Beach	1987	118,451	97.1%	33	1	42,112		Publix (9/30/2007)	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.12

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.13

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix (3/23/2017)	Bealls Outlet, Books-A-Million	9.90

Salerno Village	Stuart	1987	79,903	97.4%	18	2	45,802		Winn-Dixie (3/23/2024)	CVS Pharmacy	10.29

Treasure Coast	Vero Beach	1983	133,781	93.0%	20	5	59,450		Winn-Dixie (4/12/2015)	TJ Maxx	8.63

South Florida / Atlantic Coast (28)

Bird Ludlum	Miami	1988 / 1998	192,282	97.9%	44	1	44,400		Winn-Dixie (12/31/2007)	CVS Pharmacy, Blockbuster, Goodwill	15.03

Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000		Publix (3/31/2007)	CVS Pharmacy	15.60

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix (8/31/2008)	CVS Pharmacy, Hollywood Video	11.17

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	98.6%	45	1	39,795		Publix (12/4/2010)	CVS Pharmacy, Stein Mart	12.76

Crossroads Square	Ft. Lauderdale	1973	270,206	98.2%	24	3				Lowe’s, CVS Pharmacy, 99 Cent Stuff	7.83

CVS Plaza	Miami	2004	29,204	95.5%	8	1				CVS Pharmacy	13.92

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.49

Greenwood	Palm Springs	1982, 1994	132,325	92.1%	31	7	50,032		Publix (12/5/2014)	Bealls Outlet, World Savings Bank	12.13

Lago Mar	Miami	1995	82,613	95.9%	19	2	42,323		Publix (9/13/2015)	Blockbuster	13.01

Lantana Village	Lantana	1976 / 1999	181,780	99.2%	24	2	39,473		Winn-Dixie (2/15/2011)	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.14

Meadows	Miami	1997	75,524	100.0%	21	0	47,955		Publix (7/9/2017)		11.74

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	91.8%	27	3	44,400		Publix (11/30/2020)	Stein Mart, Homegoods, CVS, Basset Furniture	13.58

Pine Island	Davie	1983 / 1999	254,907	99.3%	46	1	39,943		Publix (11/30/2013)	Home Depot Expo, Bealls Outlet	10.31

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.3%	33	2	17,441		Fresh Market (6/30/2009)	Bed Bath & Beyond, Off Main Furniture, Blockbuster	13.66

Plaza Alegre	Miami	2003	91,611	98.7%	20	1	44,271		Publix (3/14/2023)	Goodwill, Blockbuster	14.30

Point Royale	Miami	1970 / 2000	209,863	98.2%	24	1	45,350		Winn-Dixie (2/18/2011)	Best Buy, CVS Pharmacy* (Anna’s Linens)	6.27

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine’s, TJ Maxx	$15.60

Ridge Plaza	Davie	1984 / 1999	155,204	98.7%	28	1		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Uncle Funny’s, Round Up	9.55

Riverside Square	Coral Springs	1987	107,941	96.1%	34	2	39,795		Publix (2/18/2007)	Tuesday Morning	13.45

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	95.8%	27	2	36,464		Publix (12/15/2009)	Walgreens, Blockbuster	10.67

Sheridan	Hollywood	1973 / 1991	455,843	99.3%	63	2	65,537		Publix (10/9/2011)	Ross, Bed Bath & Beyond, Blockbuster, Office Depot, AMC Theater, CVS, LA Fitness	12.48

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix (4/30/2019)		12.72

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	99.1%	39	1	47,813		Publix (6/14/2015)	Blockbuster	16.28

Shops at Skylake	North Miami Beach	1999-2005	247,919	99.6%	48	1	51,420		Publix (7/31/2019)	Goodwill, L.A. Fitness, Blockbuster	15.74

Tamarac Town Square	Tamarac	1987	127,635	89.3%	31	9	37,764		Publix (12/15/2014)		10.82

West Lakes Plaza	Miami	1984 / 2000	100,747	99.0%	27	1	46,216		Winn-Dixie (10/31/2016)	Navarro Pharmacy	11.15

Westport Plaza	Davie	2002	36,212	100.0%	5	0	27,887		Publix (11/30/2022)	Blockbuster	16.77

Young Circle	Hollywood	1962 / 1997	65,834	100.0%	10	0	23,124		Publix (11/30/2016)	Walgreens	15.14

TOTAL SHOPPING CENTERS FLORIDA (77)			9,090,759	96.0%	1,760	164	2,879,416	53,850			$10.89

GEORGIA (23)

Atlanta (18)

BridgeMill	Canton	2000	89,102	90.7%	25	6	37,888		Publix (1/31/2020)		15.02

Butler Creek	Acworth	1990	95,597	95.4%	16	3	59,997		Kroger (6/30/2018)		10.79

Chastain Square	Atlanta	1981 / 2001	91,637	98.7%	27	1	37,366		Publix (5/31/2024)		16.41

** Commerce Crossing	Commerce	1988	100,668	41.4%	7	4	32,000		Ingles (9/26/2009)		4.69

Douglas Commons	Douglasville	1988	97,027	100.0%	17	0	59,431		Kroger (8/31/2013)		9.90

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger (9/30/2016)	Blockbuster	11.33

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086		Kroger (6/30/2016)		11.56

Hamilton Ridge	Buford	2002	89,496	94.9%	18	2	54,166		Kroger (11/30/2022)		12.80

Mableton Crossing	Mableton	1997	86,819	97.2%	16	1	63,419		Kroger (8/31/2017)		10.27

Macland Pointe	Marietta	1992-1993	79,699	100.0%	17	0	55,999		Publix (12/29/2012)		9.79

Market Place	Norcross	1976	77,706	96.3%	20	3				Peachtree Cinema	10.99

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
	Paulding Commons	Dallas	1991	192,391	96.4%	27	3	49,700		Kroger (2/28/2011)	Kmart	$8.04

	Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	93.2%	21	4				Micro Center	10.52

	Presidential Markets	Snellville	1993-2000	396,408	98.5%	33	2	56,146		Publix (12/31/2019)	Bed Bath & Beyond, GAP, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.39

	Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix (1/31/2023)		13.57

	Wesley Chapel Crossing	Decatur	1989	170,792	42.7%	20	5	32,000		Ingles* (9/25/2009)	CVS Pharmacy	7.99

	West Towne Square	Rome	1988	89,596	87.3%	14	4				Big Lots, Eckerd*	5.74

	Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					18.12

Central Georgia (3)

	Daniel Village	Augusta	1956 / 1997	171,932	95.4%	35	4	45,971		Bi-Lo (3/25/2022)	Eckerd, St. Joseph Home Health Care	7.92

	Spalding Village	Griffin	1989	235,318	58.7%	20	9	59,431		Kroger (5/31/2014)	JC Penney, Blockbuster	8.23

	Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* (Omni Fitness) (4/1/2011)		9.56

South Georgia (2)

**	Colony Square	Fitzgerald	1987	50,000	71.6%	2	5	32,200		Food Lion (Harvey’s) (12/31/2007)		5.86

	McAlpin Square	Savannah	1979	176,807	94.4%	25	2	43,600		Kroger (8/31/2015)	US Post Office, Big Lots, In Fashion Menswear Outlet	7.50

TOTAL SHOPPING CENTERS GEORGIA (23)				2,730,854	87.3%	445	61	931,198	0			$10.11

KENTUCKY (1)

**	Scottsville Square	Bowling Green	1986	38,450	48.0%	8	4				Hancock Fabrics	6.95

TOTAL SHOPPING CENTERS KENTUCKY (1)				38,450	48.0%	8	4	0	0			$6.95

LOUISIANA (14)

**	Ambassador Row	Lafayette	1980, 1991	193,978	84.3%	22	4				Conn’s Appliances, Big Lots, Chuck E Cheese, Goody’s	8.78

**	Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	84.6%	19	5				Bed. Bath & Beyond, Marshall’s, Hancock Fabrics	9.52

**	Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	19	1	33,387		Matherne’s (11/30/2010)	Ace Hardware	8.18

**	Boulevard	Lafayette	1976, 1994	68,012	96.8%	14	1				Piccadilly, Harbor Freight Tools, Golfballs.com	7.35

**	Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	10	1	33,387		Winn-Dixie (1/31/2008)	Dollar General	5.90

**	Crossing	Slidell	1988, 1993	113,989	94.7%	13	2	58,432		Save A Center (9/29/2009)	A-1 Home Appliance, Piccadilly	5.47

**	Elmwood Oaks	Harahan	1989	133,995	88.4%	9	2				Academy Sports, Dollar Tree, Advance Auto* (Goodwill)	9.56

**	Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
**	Plaza Acadienne	Eunice	1980	105,419	96.2%	7	1	28,092		Super 1 Store (6/30/2010)	Fred’s, Howard Brothers*	$3.52

**	Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	74.4%	8	2				Burke’s Outlet, Harbor Freight Tools, Blockbuster	7.43

**	Siegen Village	Baton Rouge	1988	170,416	99.5%	19	1				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.41

**	Tarpon Heights	Galliano	1982	56,605	90.9%	7	3				CVS Pharmacy, Stage, Dollar General	4.68

**	Village at Northshore	Slidell	1988	144,638	97.6%	12	1				Marshalls, Dollar Tree, Kirschman’s, Bed Bath & Beyond, Office Depot	8.41

**	Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)				1,620,565	92.9%	161	24	153,298	0			$6.46

MASSACHUSETTS (6)

	Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market (1/2/2016)		23.90

	Medford Shaw’s Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw’s (1/1/2016)		21.37

	Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw’s (1/1/2016)		15.79

	Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market (1/2/2016)		15.43

	Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods (1/1/2016)		21.00

	West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995	68,141	100.0%	7	0	54,928		Shaw’s (1/2/2016)		21.28

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)				390,979	100.0%	12	0	377,766	0			$19.37

MISSISSIPPI (1)

	Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.77

TOTAL SHOPPING CENTERS MISSISSIPPI (1)				66,857	100.0%	7	0	0	0			$5.77

NORTH CAROLINA (12)

	Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk’s, Goody’s, Dollar Tree	6.02

	Chestnut Square	Brevard	1985	39,640	83.9%	4	3	21,000		Food Lion* (9/28/2010)	Dollar General	5.45

	Galleria	Wrightsville Beach	1986, 1990	92,114	91.5%	32	6	28,000		Harris Teeter (4/5/2006)	Eckerd	9.57

	Parkwest Crossing	Durham	1990	85,602	98.4%	16	1	38,052		Food Lion (12/14/2010)		10.18

**	Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo* (8/31/2006)	CVS Pharmacy	7.02

	Providence Square	Charlotte	1973	85,930	90.2%	18	7	35,702		Harris Teeter* (4/30/2006)	Eckerd	8.16

	Riverview Shopping Center	Durham	1973 / 1995	127,498	96.5%	11	2	53,538		Kroger (12/31/2014)	Upchurch Drugs, Blockbuster	7.18

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
	Salisbury Marketplace	Salisbury	1987	79,732	93.9%	17	3	31,762		Food Lion (2/11/2023)		$10.07

**	Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock Fabrics), Tractor Supply Company	3.16

**	Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie (10/31/2006)	Family Dollar	5.48

**	Thomasville Commons	Thomasville	1991	148,754	100.0%	13	0	32,000		Ingles (9/29/2012)	Kmart, CVS Pharmacy	6.00

	Willowdaile Shopping Center	Durham	1986	121,376	92.3%	23	5	53,368		Harris Teeter (5/14/2009)	Eckerd* (Family Dollar)	10.20

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)				1,135,128	95.3%	173	32	347,412	0			$7.35

SOUTH CAROLINA (8)

	Belfair Towne Village	Bluffton	2000-2003	125,389	100.0%	29	0	55,696		Kroger (10/31/2019)	Blockbuster	14.10

**	Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200		Bi-Lo (9/30/2010)		2.86

**	Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

	North Village Center	North Myrtle Beach	1984	60,356	96.8%	12	2	24,806		Bi-Lo (5/31/2009)	Dollar General, Gold’s Gym	8.61

	Sparkleberry Square	Columbia	1997 / 2004	339,051	98.4%	23	3	67,943		Kroger (8/31/2017)	Kohl’s, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.14

	Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070		Bi-Lo (12/31/2017)		9.10

	Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose’s Store, Family Dollar Store	5.49

	Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix (8/6/2015)	Blockbuster	10.09

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)				839,178	92.5%	95	10	260,670	0			$10.07

TENNESSEE (1)

	Smyrna Village	Smyrna	1992	83,334	96.6%	11	1	59,214		Kroger (2/29/2012)		8.33

TOTAL SHOPPING CENTERS TENNESSEE (1)				83,334	96.6%	11	1	59,214	0			$8.33

TEXAS (32)

Houston (17)

**	Barker Cypress	Houston	1999	66,945	90.9%	13	4	41,320		H.E.B. (1/31/2014)		12.50

**	Beechcrest	Houston	1981 / 2001	90,647	98.7%	14	1	40,345		Randall’s* (6/24/2016)	Walgreens*	8.66

**	Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally’s Fitness	12.70

**	Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.35

**	Colony Plaza	Sugarland	1997	26,513	95.0%	14	1					19.01

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
	Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
**	Copperfield	Houston	1994	133,984	98.2%	31	2				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	$12.37

**	Forestwood	Houston	1993	88,760	100.0%	16	0	59,334		Kroger (7/31/2013)	Blockbuster	11.35

**	Grogan’s Mill	The Woodlands	1986	118,493	97.4%	25	1	56,558		Randall’s* (99¢ Store) (6/24/2016)	Petco. Blockbuster	12.21

**	Hedwig	Houston	1974	69,504	74.3%	12	2				Ross Dress for Less	14.91

**	Highland Square	Sugarland	1998	64,171	91.4%	24	4					17.15

**	Market at First Colony	Sugarland	1988	107,301	98.1%	34	1		62,000	Kroger	TJ Maxx, CVS Pharmacy	16.27

**	Mason Park	Katy	1998	160,047	73.5%	34	5		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	12.27

**	Mission Bend	Houston	1980 / 1999	131,575	88.1%	25	2	46,112		Randall’s (6/24/2016)	Remarkable Furniture	8.98

**	Spring Shadows	Houston	1999	106,995	96.1%	17	1	65,161		H.E.B. (4/30/2023)		9.64

**	Steeplechase	Jersey Village	1985	105,152	96.9%	23	2	56,208		Randall’s (6/24/2016)		11.24

**	Sutherland Lumber	Marble Falls	1985	53,571	100.0%	1	0				Sutherland Lumber	2.82

**	Westgate	Houston	1996 / 1998	298,354	100.0%	25	0	75,154		H.E.B. (12/31/2015)	Kohl’s, Oshman’s Sporting Goods, Office Max, Pier One Imports	11.75

Dallas (12)

**	Creekside	Arlington	1997 / 1998	101,016	100.0%	17	0	60,932		Kroger (11/30/2021)	Hollywood Video	12.22

**	DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb (11/15/2021)	Blockbuster	9.53

**	Green Oaks	Arlington	1983	65,091	69.7%	24	10		58,000	Kroger		10.85

**	Melbourne Plaza	Hurst	1983	47,517	92.9%	16	2					11.60

**	Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save (4/30/2020)		6.12

**	Parkwood	Plano	1985	81,590	92.2%	18	2		62,000	Albertsons	Hollywood Video	13.33

**	Richwood	Richardson	1984	54,871	93.4%	24	3		61,877	Albertsons	Blockbuster	12.67

**	Rosemeade	Carrollton	1986	51,231	30.9%	7	11				Blockbuster	14.09

**	Southlake Village	Southlake	1996	118,092	90.2%	20	2	60,932		Kroger (10/31/2021)		13.04

**	Sterling Plaza	Irving	1989	65,765	93.1%	14	2				Bank One, Irving City Library, 99 Cent Only Store	14.32

**	Townsend Square	Desoto	1990	146,953	84.3%	31	7		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.90

**	Village by the Park	Arlngton	1988	44,523	96.6%	9	1				Petco, Movie Trading	18.11

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of June 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
	Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
San Antonio(3)

**	Bandera Festival	San Antonio	1989	195,438	94.3%	34	4				Beall’s, Big Lots, Burke’s Outlet, Dollar Tree, FWL Furniture	$8.26

**	Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B. (4/30/2015)		15.98

**	Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons* (1/31/2010)		3.04

TOTAL SHOPPING CENTERS TEXAS (32)				2,970,506	92.3%	560	71	807,295	426,116			$11.49

VIRGINA (2)

**	Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles (9/25/2010)	Wal-Mart	5.96

**	Waterlick Plaza	Lynchburg	1973, 1988	98,694	97.4%	21	2	30,780		Kroger (3/18/2008)	CVS Pharmacy*, Dollar Tree	8.00

TOTAL SHOPPING CENTERS VIRGINIA (2)				225,535	98.8%	35	2	62,780	0			$6.84

TOTAL CORE SHOPPING CENTER PORTFOLIO (180)				19,448,212	93.7%	3,307	376	6,012,472	479,966			$10.32

DEVELOPMENTS & REDEVELOPMENTS (6)

	Homestead Gas Station	Homestead, FL	1959	2,136	100.0%	1	0					20.33

	Shops at St. Lucie	Port St. Lucie, FL	2005 Development	4.0 acres

	Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

	Waterstone	Homestead, FL	2005 Development	12.0 acres

	Westridge	McDonough, GA	2005-06 Development	13.5 acres

	Winchester Plaza	Huntsville, AL	2005-06 Development	33.0 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (6)				2,136	100.0%	1	0	0	0			$20.33

TOTAL RETAIL PROPERTIES (186)				19,450,348	93.7%	3,308	376	6,012,472	479,966			$10.32

OTHER PROPERTIES (3)

	4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6

**	Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	49.5%	1	1

	Mandarin Mini-storage	Jacksonville, FL	1982	52,880	97.0%	523	16

GRAND TOTAL (189)				19,696,147	93.6%	3,835	399	6,012,472	479,966

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates properties that were classified as held for sale as of June 30, 2005.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of June 30, 2005

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR
Florida	78	9,092,895	1,761	164	96.0%	$94,984,019
Texas	32	2,970,506	560	71	92.3%	31,504,714
Georgia	23	2,730,854	445	61	87.3%	24,113,711
Louisiana	14	1,620,565	161	24	92.9%	9,733,932
North Carolina	12	1,135,128	173	32	95.3%	7,945,772
South Carolina	8	839,178	95	10	92.5%	7,814,471
Massachusetts	6	390,979	12	0	100.0%	7,571,871
Virginia	2	225,535	35	2	98.8%	1,525,141
Alabama	2	129,215	20	2	98.5%	1,066,626
Arizona	1	126,852	20	5	83.3%	714,411
Tennessee	1	83,334	11	1	96.6%	670,482
Mississippi	1	66,857	7	0	100.0%	386,004
Kentucky	1	38,450	8	4	48.0%	128,163

Total	181	19,450,348	3,308	376	93.7%	$188,159,317

Note:	Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended June 30, 2005

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent
89	203,395	2,285	$13.14	$13.65	$2,775,989

			% Increase psf	3.9%

			Net Increase (AMR)		$ 104,243

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
82	511,440	6,237	$7.57	$3,873,109

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
77	712,015	9,247	$6.34	$4,516,171
Note:	Includes six Anchor lease terminations representing $2.2 million of AMR on 472,296 square feet in connection with which we received $2.7 million of lease termination payments.

Net Absorption	(200,575)	New Leases — Lost Leases

Leasing Spread	19.4%	New Leases versus Lost Leases (rate psf)

Net AMR Gain	($538,819)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the six months ended June 30, 2005

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent
178	399,271	2,243	$14.18	$14.81	$5,914,418

			% Increase psf	4.4%

			Net Increase (AMR)		$ 254,441

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
168	851,720	5,070	$9.39	$7,997,144

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
159	1,028,649	6,469	$7.52	$7,739,623
Note:	Includes six Anchor lease terminations representing $2.2 million of AMR on 472,296 square feet in connection with which we received $2.7 million of lease termination payments.

Net Absorption	(176,929)	New Leases — Lost Leases

Leasing Spread	24.9%	New Leases versus Lost Leases (rate psf)

Net AMR Gain	$511,962

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
For the three months ended June 30, 2005

Note: Reflects those properties held in the core portfolio at the end of each indicated quarter.
Note: Reflects 153 properties owned by Equity One in each of the previous nine quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
SAME PROPERTY OCCUPANCY STATISTICS — STATE BREAKOUT
For the three months ended June 30, 2005

Note: The charts reflect a state-by-state breakdown of 153 properties owned by Equity One in each of the previous nine quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
As of June 30, 2005

					% of total	Average annual
	Number		% of total	Annualized	annualized	minimum
	of	Square	square	minimum	minimum	rent per
Tenant	stores	feet	feet	rent	rent	square foot

Top ten tenants

Publix	49	2,164,544	11.1%	$15,614,741	8.3%	$7.21
Kroger	17	962,697	4.9%	7,998,271	4.3%	8.31
Albertsons/Shaw’s	9	570,286	2.9%	7,567,853	4.0%	13.27
Winn Dixie	16	730,442	3.8%	5,059,331	2.7%	6.93
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.5%	10.83
Blockbuster	29	170,092	0.9%	2,691,745	1.4%	15.83
CVS Pharmacy	20	204,389	1.1%	2,233,007	1.2%	10.93
Bed Bath & Beyond	7	227,689	1.2%	2,192,531	1.2%	9.63
Safeway/Randalls	6	309,694	1.6%	2,111,866	1.1%	6.82
Food Lion/Kash N’ Karry	9	292,256	1.5%	1,965,651	1.0%	6.73

Sub-total top ten tenants	166	5,888,351	30.3%	$50,210,351	26.7%	$8.53

Remaining tenants	3,142	12,342,976	63.5%	137,948,966	73.3%	11.18

Sub-total all tenants	3,308	18,231,327	93.7%	$188,159,317	100.0%	$10.32

Vacant	376	1,219,021	6.3%	NA	NA	NA

Total including vacant	3,684	19,450,348	100.0%	$188,159,317	100.0%	$9.67

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of June 30, 2005

ALL TENANTS
					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	135	283,474	1.5%	$3,294,707	1.7%	$11.62
2005	373	1,009,811	5.2%	10,843,411	5.5%	10.74
2006	689	2,007,074	10.3%	25,238,748	12.8%	12.57
2007	664	2,109,808	10.8%	26,256,010	13.3%	12.44
2008	521	1,763,832	9.1%	22,170,166	11.3%	12.57
2009	363	1,751,799	9.0%	19,043,711	9.7%	10.87
2010	247	1,334,407	6.9%	14,652,314	7.4%	10.98
2011	50	935,763	4.8%	7,530,255	3.8%	8.05
2012	49	930,787	4.8%	7,819,781	4.0%	8.40
2013	34	664,694	3.4%	6,160,217	3.1%	9.27
2014	34	761,949	3.9%	6,297,603	3.2%	8.27
Thereafter	149	4,677,929	24.1%	47,478,113	24.2%	10.15

Sub-total / average	3,308	18,231,327	93.7%	$196,785,036	100.0%	$10.79

Vacant	376	1,219,021	6.3%	NA	NA	NA

Total / average	3,684	19,450,348	100.0%	$196,785,036	100.0%	$10.12

Square feet

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of June 30, 2005

ANCHOR TENANTS (SF >= 10,000)
					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	3	34,594	0.3%	$275,811	0.3%	$7.97
2005	6	117,156	1.0%	484,828	0.5%	4.14
2006	27	649,078	5.4%	4,099,640	4.5%	6.32
2007	32	811,439	6.7%	5,586,166	6.1%	6.88
2008	28	686,603	5.7%	4,536,759	5.0%	6.61
2009	39	1,006,539	8.3%	6,480,620	7.1%	6.44
2010	37	871,491	7.2%	5,589,626	6.1%	6.41
2011	21	848,161	7.0%	5,558,674	6.1%	6.55
2012	22	829,581	6.8%	5,570,295	6.1%	6.71
2013	15	589,538	4.9%	4,590,453	5.0%	7.79
2014	15	684,976	5.7%	4,689,677	5.1%	6.85
Thereafter	96	4,474,352	36.9%	43,797,273	48.1%	9.79

Sub-total / average	341	11,603,508	95.8%	$91,259,822	100.0%	$7.86

Vacant	19	513,985	4.2%	NA	NA	NA

Total / average	360	12,117,493	100.0%	$91,259,822	100.0%	$7.53

Square feet

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of June 30, 2005

LOCAL TENANTS (SF < 10,000)
					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	132	248,880	3.4%	$3,018,896	2.9%	$12.13
2005	367	892,655	12.2%	10,358,583	9.8%	11.60
2006	662	1,357,996	18.5%	21,139,108	20.0%	15.57
2007	632	1,298,369	17.7%	20,669,844	19.6%	15.92
2008	493	1,077,229	14.7%	17,633,407	16.7%	16.37
2009	324	745,260	10.1%	12,563,091	11.9%	16.86
2010	210	462,916	6.3%	9,062,688	8.6%	19.58
2011	29	87,602	1.2%	1,971,581	1.9%	22.51
2012	27	101,206	1.4%	2,249,486	2.1%	22.23
2013	19	75,156	1.0%	1,569,764	1.5%	20.89
2014	19	76,973	0.9%	1,607,926	1.5%	20.89
Thereafter	53	203,577	2.8%	3,680,840	3.5%	18.08

Sub-total / average	2,967	6,627,819	90.4%	$105,525,214	100.0%	$15.92

Vacant	357	705,036	9.6%	NA	NA	NA

Total / average	3,324	7,332,855	100.0%	$105,525,214	100.0%	$14.39

Square feet
Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of June 30, 2005
(in thousands, except square footage data)

			Target	Estimated	Funded as of	Balance
Project	Location	Project Description	Completion Date	Cost Including Land	6/30/2005	to Complete

Developments

Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center. Prospecting for new tenant(s)	Fourth quarter 2005	$3,400	$1,370	$2,030

Shops at Skylake	N. Miami Beach, FL	Add additional space to existing development	First quarter 2006	5,599	2,264	3,335

Sunlake	Tampa, FL	155 acre mixed-use development project	TBD	23,602	13,108	10,494

Waterstone	Homestead, FL	Develop a supermarket anchored center	Third quarter 2005	9,635	8,945	690

Westridge	McDonough, GA	Develop a supermarket anchored center	First quarter 2006	9,000	2,286	6,714

Winchester Plaza	Huntsville, AL	Develop a supermarket anchored center.	Second Quarter 2006	8,055	2,413	5,642

Subtotal — Developments				59,291	30,386	28,905

Major Redevelopments

Spalding Village	Griffin, GA	Reconfigure the former K Mart space into multi-tenant space; Approx. 20,000 sq ft has been leased and prospecting for new tenants for the remainder of the space.	Third Quarter 2005/ TBD	3,586	3,046	540

Subtotal — Major Redevelopments				3,586	3,046	540

Out parcel Developments/Expansions

Belfair Towne Village	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	TBD	2,582	1,423	1,159

Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	503	503	—

Forest Village	Tallahassee, FL	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,750	1,750	—

Mariners Crossing	Spring Hill, FL	The development of a Goodyear out parcel is underway; one other out pacel is planned	Fourth quarter 2005	1,654	549	1,105

Riverview	Durham, NC	Develop a 5,000 sf ft building on an out parcel	Second quarter 2006	620	179	441

West Roxbury	West Roxbury, MA	Prospecting for one or more tenants for out parcels	Fourth quarter 2005	1,480	555	925

Westport	Davie, FL	Prospecting for one or more tenants for out parcels	TBD	571	571	—

Windy Hill	North Myrtle Beach, SC	Construction of additional 4,000 sq ft out parcel building has commenced.	Fourth quarter 2005	660	176	484

Young Circle	Hollywood, FL	Future mixed-use development	TBD	9,580	9,580	—

Subtotal — Out parcel Developments/Expansions				19,400	15,286	4,114

All other development activity				4,241	4,100	141

Total Development Activity — Continuing Operations				86,518	52,818	33,700

Development activity for properties held for sale				9,646	9,646	—

Total — All Development Activity				$96,164	$62,464	$33,700

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of June 30, 2005
(in thousands, except square footage data)

2005 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/	Purchase
				Acres	Price

Feb. 1, 2005	Sunlake Development Parcel	Tampa	FL	155 acres	$12,600
Feb. 28, 2005	Winchester Plaza	Huntsville	AL	33 acres	2,326
May 19, 2005	Young Circle	Hollywood	FL	65,834	22,000

Total					$36,926

2005 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/	Sales	Gain on Sale
				Acres	Price

Jan. 31, 2005	North River Village	North Ellenton	FL	177,128	$14,880	$1,615
April 6, 2005	Big Curve	Yuma	AZ	126,402	13,640	3,757

Total					$28,520	$5,372

Properties Held for Sale as of June 30, 2005

	Property Name	City	State

	45 property portfolio sale		TX/LA
	15 property portfolio sale		Various
	Park Northern	Phoenix	AZ
	Waterlick	Lynchburg	VA

Total

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of June 30, 2005

BB&T Capital Markets	Bear Stearns & Co. Inc.	Credit Suisse First Boston	Deutsche Bank Securities Inc.
Stephanie M. Krewson	Ross Smotrich	Andrew Rosivach	Louis W. Taylor
804-782-8784	212-272-8046	212-325-6205	212-250-4912

Rob Whittemore	Amy L. Young, CFA	Jessica Tully	Christopher A. Capalongo
804-782-8796	212-272-3523	404-897-2820	212-250-7726

Friedman Billings Ramsey	JP Morgan Securities Inc.	Legg Mason Wood Walker, Inc.	McDonald Investments Inc.
Paul Morgan	Michael W. Meuller, CFA	David M. Fick, CPA	Richard C. Moore II, CFA
703-469-1255	212-622-6689	410-454-5018	216-443-2815

Michael Blank	Joshua Bederman	Nathen Isbee
703-469-1115	212-622-6530	410-454-4143

Raymond James & Associates	Stifel, Nicolaus & Company, Inc.	UBS Securities LLC
Paul D. Puryear	Philip Martin	Ian C. Weissman
727-567-2253	312-454-3985	212-713-8602

Ken Avalos
727-567-2660